UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33451	90-0136863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Post Office Square, Suite 502 South Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On May 23, 2017, Albireo Pharma, Inc. (the “Company”) issued a press release announcing the commencement of an underwritten public offering of its common stock pursuant to a shelf registration statement filed on Form S-3 (File No. 333-215263) with the Securities and Exchange Commission, which was declared effective on January 10, 2017. In connection with the offering, the Company also announced its intention to grant the underwriters an option for a period of up to 30 days to purchase up to an additional 15% of the number of shares of common stock sold in the offering on the same terms and conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 23, 2017, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 (the “Preliminary Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the aforementioned proposed public offering of shares of the Company’s common stock. The Preliminary Prospectus Supplement contains an updated summary description of the Company’s business in the section entitled “Prospectus Supplement Summary,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference, and contains supplemental risk factors in the section entitled “Risk Factors,” which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated May 23, 2017, announcing a proposed public offering of common stock.

99.2	“Prospectus Supplement Summary” of Albireo Pharma, Inc.’s Preliminary Prospectus Supplement dated May 23, 2017 to the Registration Statement on Form S-3 (File No. 333-215263).

99.3	Supplemental risk factors included in Albireo Pharma, Inc.’s Preliminary Prospectus Supplement dated May 23, 2017 to the Registration Statement on Form S-3 (File No. 333-215263).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: May 23, 2017	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer